[STERLING COMMERCE LOGO]                                      EXHIBIT 99.1
                                                               NEWS RELEASE

                        STERLING COMMERCE ANNOUNCES
                     PRELIMINARY FIRST QUARTER RESULTS

    RESULTS EXCEED EXPECTATIONS AND INCLUDE STRONG PERFORMANCE FROM NEW
     OFFERINGS; COMPANY ALSO ANNOUNCES AGREEMENT FOR SALE OF XCELLENET

 COLUMBUS, Ohio (January 27, 2000) -- Sterling Commerce, Inc. (SE-NYSE), a worldwide leader in providing E-business integration solutions, today announced preliminary financial results for its first fiscal quarter ended December 31, 1999.

 For the first quarter, the Company expects revenues to be in the range of $137 million to $138 million and earnings per share to be $.33 to $.34. This excludes the expected results from the XcelleNet business and the expected charge related to its sale. The analysts' consensus estimate for revenues and the First Call consensus estimate for earnings per share for the first quarter were approximately $135 million and $.31, respectively. The estimates also exclude the expected results from the XcelleNet business and the expected charge related to its sale. The Company expects to have approximately 81 million weighted shares outstanding.

 The Company also announced it has entered into an agreement for the sale of the XcelleNet business with Francisco Partners, a leading private equity firm focused exclusively on the information technology industry. As previously announced, the XcelleNet business is not closely related to the Company's core E-business strategies. The sale is part of the Company's fiscal 1999 realignment plan aimed at realigning the Company's resources to its core strategies. The sale price will be approximately $50 million, subject to adjustment, and will consist of cash and a $10 million buyer note issued to the Company. The closing is subject to customary conditions. In connection with the sale, the Company expects to take a $50 million charge in the first quarter. The Company expects first quarter revenues and earnings per share, including the XcelleNet business and excluding the charge from its sale, to be in the range of $150 million to $151 million and $.30 to $.31, respectively. Including the charge from this sale, the Company expects first quarter earnings per share to be in the range of $(.28) to $(.27).

 "We are pleased with the progress we have made implementing our realignment plan, which included rapidly moving resources to focus exclusively on targeted growth markets and the divestiture of XcelleNet," said Warner C. Blow, CEO of Sterling Commerce. "Our new offerings are gaining traction in the market place and contributed to the strong first quarter results. We continued to meet or exceed the goals we set for building the business around these target markets."

                                   -more-

 For the E-community management market, the Company introduced E-Business Centre, a comprehensive, integrated Web marketplace that allows companies to exchange information, transact business, and streamline relationships with customers, suppliers and other communities globally. "What sets us apart in this emerging market is our ability to build e-marketplaces at an enterprise-level, an industry-level, and perhaps, most importantly, on a global basis," said J. Brad Sharp, President and COO of Sterling Commerce. Overall, the Company enjoyed strong growth in building, managing and servicing E-communities with the addition of over 1400 new customers such as Ourhouse.com, Pella Corporation, and Uniden America to an installed base of more than 27,000 E-community management customers.

 The Company continued to extend its focus in the E-business communications infrastructure market with the delivery of CONNECT:Enterprise. This is a solution to move and manage any data within and between enterprises using the Internet, at any time, anywhere, and fully secured. The Company secured ten new users including UMB Bank, Bank of New York, Qwest, MCI/Worldcom and ENEL, a top European electricity provider.

 Sterling Commerce further expanded its capabilities in the E-business process integration market by introducing GENTRAN:Catalyst, a new message broker offering aimed at the rapidly growing enterprise application and Web integration markets. Fundamentally, it provides companies a way to integrate applications inside the enterprise. New customers for this solution included Standard Register and Leica. Additionally, the Company closed sixteen new GENTRAN:WebSuite deals with companies like Harley Davidson, The Limited and Alcan Aluminum.

 The Company also announced considerable progress in the E-Sourcing market where it provides resources and expertise to solve customer business problems through managed E-business integration services and outsourcing. The Company completed eight Web consulting engagements with large companies like The Limited, Costco, and Johnson Controls. Finally, six new outsourcing deals were signed with leading companies such as Baltimore Gas and Electric, Owens Corning, Arch Communications and Medcenter.com

 "Entering 2000, Sterling Commerce is a focused, Internet-driven organization," commented Mr. Blow. "We are excited about the opportunities available to us to help our customers benefit from E-business. Our offerings are at the heart of this rapidly growing industry. With our industry experience, deep customer relationships, and leading edge solutions capabilities, we are looking forward to continuing to expand our position as the leading E-business integration solution provider."

 The Company has not finalized its results for the first quarter. Except for this announcement, the Company does not intend to provide further detail on its first quarter results until it announces final results and files its Form 10-Q in mid-February.

                                   -more-

 About Francisco Partners

 Francisco Partners is a leading private equity firm focused on buyout and recapitalization investments in technology companies. Headquartered in Si`licon Valley, Francisco Partners targets public companies, divisions of public companies and private companies with transaction values ranging from $50 million to in excess of $2 billion. The firm's principals have made substantial investments in over 20 technology companies, including the largest technology buyout in history, the $1.8 billion purchase of On Semiconductor from Motorola.

 About Sterling Commerce

 Sterling Commerce is a worldwide leader in providing E-business integration solutions for the Global 5000 and their commerce communities. The Company is one of 40 companies included in the Dow Jones Internet Services Index and one of 100 companies included in the USA Today Internet 100 Stock Index. The Company provides solutions to address E-business process integration, E-community management, E-business communication infrastructure and E-sourcing.

 For more information, visit the Sterling Commerce Web site at www.sterlingcommerce.com.

 FORWARD-LOOKING

 This news release contains certain forward-looking statements and information that are based on the beliefs of, and information currently available to, the Company's management, as well as estimates and assumptions made by the Company's management. Words such as "anticipate," "believe," "estimate," "expect," "future," "intend," "plan" and similar expressions, as they relate to the Company or the Company's management, identify forward-looking statements. Such statements reflect the current views of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions relating to the Company's operation and results of operations, competitive factors and pricing pressures, shifts in market demand, the performance and needs of the industries served by the Company, the costs of product development and other risks and uncertainties, including, in addition to any risks discussed in the Sterling Commerce, Inc. 1999 Annual Report on Form 10K under the section titled "Risk Factors," uncertainties with respect to changes or developments in social, economic, business, industry, market, legal and regulatory circumstances and conditions and actions taken or omitted to be taken by third parties, including the Company's stockholders, customers, suppliers, business partners, competitors and legislative, regulatory, judicial and other governmental authorities and officials. Should one or more of these risks or uncertainties materialize, or should the underlying estimates or assumptions prove incorrect, actual results or outcomes may vary significantly from those anticipated, believed, estimated, expected, intended or planned.

 Contact:  Sterling Commerce, Inc.
           (614) 793-7000
           Lon Baugh
           Vice President, Investor Relations